UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT VARIABLE INCOME COMPANIES
Variable Income Company Act file number 811-06310
Legg Mason Partners Variable Income Trust
(Exact name of registrant as specified in charter)
125 Broad Street, New York, NY 10004
   (Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 451-2010
Date of fiscal year end: October 31
Date of reporting period: October 31, 2007

ITEM 1. REPORT TO STOCKHOLDERS.
     The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT OCTOBER 31, 2007	Legg Mason Partners Variable Government Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED•NO BANK GUARANTEE•MAY LOSE VALUE

Legg Mason Partners
Variable Government Portfolio

Annual Report • October 31, 2007

What’s
Inside

Portfolio Objective
The Portfolio seeks high current return consistent with preservation of capital.

Letter from the Chairman	I

Portfolio Overview	1

Portfolio at a Glance	4

Portfolio Expenses	5

Portfolio Performance	7

Historical Performance	8

Schedule of Investments	9

Statement of Assets and Liabilities	13

Statement of Operations	14

Statements of Changes in Net Assets	15

Financial Highlights	16

Notes to Financial Statements	17

Report of Independent Registered Public Accounting Firm	30

Additional Information	31

Letter from the Chairman
R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

Despite continued weakness in the housing market and a credit crunch that began in the summer of 2007, the U.S. economy proved to be resilient during the 12-month reporting period ended October 31, 2007. After expanding 2.1% in the fourth quarter of 2006, U.S. gross domestic product (“GDP”)i growth was a tepid 0.6% in the first quarter of 2007, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. Given the modest increase earlier in the year, this higher growth rate was not unexpected. The preliminary estimate for third quarter GDP growth was 4.9%. A surge in inventory-building and robust exports supported the economy during the third calendar quarter.
Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate — the rate the Fed uses for loans it makes directly to banks — from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, the Fed reduced the federal funds rateiii from 5.25% to 4.75% and the discount rate to 5.25%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates at the end of October, as it cut both the discount rate and federal funds rate another 0.25% to 5.00% and 4.50%, respectively. In its statement accompanying the October meeting, the Fed stated: “Economic growth was solid in the third quarter, and strains in financial markets have eased somewhat on balance. However, the pace of economic expansion will likely slow in the near term, partly reflecting the intensification of the housing

Legg Mason Partners Variable Government Portfolio  I

correction.” The Fed went on to say, “The Committee judges that, after this action, the upside risks to inflation roughly balance the downside risks to growth.”
During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of significant volatility. Yields fluctuated early in the period, given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. After falling during the first three months of 2007, yields then moved steadily higher during much of the second quarter. This was due, in part, to inflationary fears, a solid job market and expectations that the Fed would not be cutting short-term rates in the foreseeable future. During the remainder of the reporting period, the U.S. fixed-income markets were extremely volatile, which negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered a significant “flight to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Overall, during the 12 months ended October 31, 2007, two-year Treasury yields fell from 4.71% to 3.94%. Over the same period, 10-year Treasury yields moved from 4.61% to 4.48%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 5.38%.
Please read on for a more detailed look at prevailing economic and market conditions during the Portfolio’s fiscal year and to learn how those conditions have affected Portfolio performance.

Information About Your Portfolio
As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Portfolio’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Portfolio’s response to market timing and shareholder exchange activity, including compliance with

II  Legg Mason Partners Variable Government Portfolio

prospectus disclosure related to these subjects. The Portfolio is not in a position to predict the outcome of these requests and investigations.
Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

November 30, 2007

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Legg Mason Partners Variable Government Portfolio  III

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Portfolio Overview

Q. What were the overall market conditions during the Portfolio’s reporting period?
A. During the fiscal year, the bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 4.71% and 4.61%, respectively. This inversion of the yield curveii, when shorter-term yields eclipse their longer-term counterparts, has often been a precursor to weaker economic growth. However, after tepid gross domestic product (“GDP”)iii growth in the first quarter of 2007, the economy rebounded, inflationary pressures increased and both short- and long-term Treasury yields moved sharply higher. By mid-June, two- and 10-year Treasuries were yielding 5.10% and 5.26%, respectively, and market sentiment was that the Fed’s next move would be to raise interest rates.
After their June peaks, Treasury yields then moved sharply lower, as concerns regarding the subprime mortgage market and a severe credit crunch triggered a massive “flight to quality.” During this time, investors were drawn to the relative safety of Treasuries, causing their prices to rise. At the same time, increased risk aversion caused other segments of the bond market to falter. As conditions in the credit market worsened in August 2007, central banks around the world took action by injecting approximately $500 billion of liquidity into the financial system. Additionally, the Fed aggressively lowered the discount rateiv and then the federal funds ratev toward the end of the reporting period. These actions appeared to lessen the credit crunch and supported the overall bond market. By October 2007, the volatility in the bond market was less extreme and, at the end of the fiscal year, two- and 10-year Treasury yields were 3.94% and 4.48%, respectively.

Performance Review
For the 12 months ended October 31, 2007, Class I shares of Legg Mason Partners Variable Government Portfolio1 returned 3.37%. The Portfolio’s current unmanaged benchmark, the Lehman Brothers U.S. Fixed-Rate Mortgage Backed Securities Indexvi, and its former unmanaged benchmark, the Lehman Brothers Government Bond Indexvii, returned 5.68% and 5.85%, respectively, for the same period. The Portfolio’s Lipper Variable General U.S. Government Funds Category Average2 returned 4.67% over the same time frame.
1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 70 funds in the Portfolio’s Lipper category.

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Performance Snapshot as of October 31, 2007 (unaudited)

	6 Months	12 Months

Variable Government Portfolio[1] — Class I Shares	0.81%	3.37%

Lehman Brothers U.S. Fixed-Rate Mortgage Backed Securities Index	2.65%	5.68%

Lehman Brothers Government Bond Index	3.51%	5.85%

Lipper Variable General U.S. Government Funds Category Average[2]	2.54%	4.67%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses.

Prior to April 30, 2007, Class I shares were designated as Class A shares.

The 30-Day SEC Yield for the period ending October 31, 2007 was 4.52%. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s most current prospectus dated April 30, 2007, the gross total operating expenses for Class I shares were 0.68%.

Q.	What were the most significant factors affecting Portfolio performance? What were the leading contributors to performance?

A. A large overweight to FNMA (“Fannie Mae”) issued pass-through securities enhanced results as they outperformed the overall index. A slightly long durationviii position at the very front part of the yield curve also contributed positively to performance. This was beneficial as the yield curve steepened when the Fed cut rates and yields on short-dated securities fell much more than those from their longer-dated counterparts.

What were the leading detractors from performance?

A. An allocation to asset-backed securities detracted significantly from results as they underperformed mortgages. An emphasis on lower coupon securities also had a negative impact on performance.

Q. Were there any significant changes to the Portfolio during the reporting period?
A. There were no significant changes to the Portfolio during the reporting period.
1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended October 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 73 funds for the six-month period and among the 70 funds for the 12-month period in the Portfolio’s Lipper category.

2  Legg Mason Partners Variable Government Portfolio 2007 Annual Report

Thank you for your investment in Legg Mason Partners Variable Government Portfolio.
As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Western Asset Management Company

November 20, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, bond and mortgage-related securities are subject to interest rate and market risks. As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. The U.S. government guarantee of principal and interest payments only applies to underlying securities in the portfolio. Please note that the Portfolio’s shares are not guaranteed by the U.S. government or its agencies. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iv	The discount rate is the interest rate charged by the U.S. Federal Reserve Bank on short-term loans (usually overnight or weekend) to banks.

[v]	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi	The Lehman Brothers U.S. Fixed-Rate Mortgage Backed Securities Index is an unmanaged index composed of securities backed by 15-year to 30-year fixed-rate mortgage pools of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

vii	The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. government and its agencies that have an average maturity of roughly nine years.

viii	Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Legg Mason Partners Variable Government Portfolio 2007 Annual Report  3

Portfolio at a Glance (unaudited)

Investment Breakdown

4  Legg Mason Partners Variable Government Portfolio 2007 Annual Report

Portfolio Expenses (unaudited)

Example
As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
This example is based on an investment of $1,000 invested on May 1, 2007 and held for the six months ended October 31, 2007.

Actual Expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Beginning	Ending	Annualized	Expenses
Actual Total	Account	Account	Expense	Paid During
Return(2)	Value	Value	Ratio(3)	the Period(4)

0.81%	$1,000.00	$1,008.10	0.64%	$3.24

(1)	For the six months ended October 31, 2007.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The expense ratio does not include the non-recurring restructuring and/or reorganization fees.

(4)	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Variable Government Portfolio 2007 Annual Report  5

Portfolio Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, this table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Hypothetical	Beginning	Ending	Annualized	Expenses
Annualized	Account	Account	Expense	Paid During
Total Return	Value	Value	Ratio(2)	the Period(3)

5.00%	$1,000.00	$1,021.98	0.64%	$3.26

(1)	For the six months ended October 31, 2007.

(2)	The expense ratio does not include the non-recurring restructuring and/or reorganization fees.

(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6  Legg Mason Partners Variable Government Portfolio 2007 Annual Report

Portfolio Performance

Average Annual Total Returns(1) (unaudited)

Twelve Months Ended 10/31/07	3.37%

Five Years Ended 10/31/07	2.63

9/15/99* through 10/31/07	4.72

Cumulative Total Return(1) (unaudited)

9/15/99* through 10/31/07	45.41%

(1)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	Inception date.

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Historical Performance (unaudited)

Value of $10,000 Invested in Class I Shares of the Legg Mason Partners Variable
Government Portfolio vs. Lehman Brothers U.S. Fixed-Rate Mortgage Backed Securities Index and Lehman Brothers Government Bond Index(1) (September 1999 - October 2007)

(1)	Hypothetical illustration of $10,000 invested in Class I shares of the Portfolio on September 15, 1999 (inception date), assuming reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2007. The Lehman Brothers U.S. Fixed-Rate Mortgage Backed Securities Index is an unmanaged index composed of securities backed by 15-year to 30-year fixed-rate mortgage pools of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Prior to November 1, 2006, the Portfolio’s benchmark was the Lehman Brothers Government Bond Index, which is a broad-based bond index of all public debt obligation of the U.S. government and its agencies that have an average maturity of roughly nine years. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)	Effective November 1, 2006, the Lehman Brothers Government Bond Index was discontinued as the Portfolio’s benchmark.

8  Legg Mason Partners Variable Government Portfolio 2007 Annual Report

Schedule of Investments (October 31, 2007)

LEGG MASON PARTNERS VARIABLE GOVERNMENT PORTFOLIO

Face
Amount	Security	Value

MORTGAGE-BACKED SECURITIES — 96.2%
FHLMC — 8.3%
	Federal Home Loan Mortgage Corp. (FHLMC):
$1,259,564	5.686% due 1/1/37 (a)(b)	$ 1,274,095
	Gold:
186,684	6.500% due 9/1/31(b)	192,477
101,411	6.000% due 12/1/31 (b)	102,620
256,006	5.000% due 8/1/33 (b)	246,431
2,600,000	5.000% due 11/13/37 (b)(c)	2,495,595
5,200,000	6.000% due 11/13/37 (b)(c)	5,233,311

	Total FHLMC	9,544,529

FNMA — 83.6%
	Federal National Mortgage Association (FNMA):
19,900,000	5.000% due 11/19/22-12/12/37 (c)	19,163,801
38,550,000	5.500% due 11/19/22-11/13/37 (b)(c)	38,139,330
76,777	6.500% due 4/1/29-5/1/32 (b)	79,102
100,466	7.000% due 11/1/31 (b)	105,238
87,122	7.500% due 4/1/32-5/1/32 (b)	92,001
1,249,461	6.000% due 6/1/32-1/1/33 (b)	1,264,556
12,536,951	5.000% due 7/1/34 (b)	12,064,553
1,379,514	6.360% due 7/1/37 (a)(b)	1,419,183
961,397	6.589% due 7/1/37 (a)(b)	981,509
1,168,750	5.772% due 8/1/37 (a)(b)	1,190,710
11,700,000	6.000% due 11/13/37 (c)	11,785,925
9,150,000	6.500% due 11/13/37 (c)	9,365,885

	Total FNMA	95,651,793

GNMA — 4.3%
	Government National Mortgage Association (GNMA):
34,754	6.500% due 6/15/31 (b)	35,854
44,006	7.000% due 9/15/31 (b)	46,366
4,672,082	6.000% due 3/15/33 (b)	4,739,761
100,000	6.000% due 11/20/37 (b)(c)	101,265

	Total GNMA	4,923,246

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $109,860,094)	110,119,568

ASSET-BACKED SECURITIES — 16.6%
Credit Card — 0.5%
500,000	Capital One Multi-Asset Execution Trust, 5.181% due 1/17/12 (a)(b)	499,474

Home Equity — 14.6%
674,860	ACE Securities Corp., 5.003% due 2/25/31 (a)(b)	660,508
821,479	Bear Stearns Asset Backed Securities Inc., 4.983% due 12/25/36 (a)(b)	810,228
914,426	Bravo Mortgage Asset Trust, 5.003% due 7/25/36 (a)(b)(d)	913,283
1,200,000	Carrington Mortgage Loan Trust, 5.033% due 10/25/36 (a)(b)	1,147,458

See Notes to Financial Statements.

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Schedule of Investments (October 31, 2007) (continued)

Face
Amount	Security	Value

Home Equity — 14.6% (continued)
	Countrywide Home Equity Loan Trust:
$690,168	5.371% due 2/15/34 (a)(b)	$680,126
568,675	5.381% due 2/15/34 (a)(b)	561,051
734,007	5.231% due 7/15/36 (a)(b)	711,472
1,056,415	5.641% due 8/15/37 (a)(b)	1,043,594
1,200,000	Fremont Home Loan Trust, 4.973% due 8/25/36 (a)(b)	1,184,384
	GMAC Mortgage Corp. Loan Trust:
1,188,761	5.083% due 11/25/36 (a)(b)	1,152,633
1,200,000	4.943% due 12/25/36 (a)(b)	1,193,357
351,375	GSAMP Trust, 4.963% due 5/25/36 (a)(b)	335,263
690,609	Indymac Seconds Asset Backed Trust, 5.003% due 6/25/36 (a)(b)	540,539
	Lehman XS Trust:
931,535	4.963% due 2/25/37 (a)(b)	924,762
1,076,149	5.003% due 6/25/37 (a)(b)	1,071,076
26,454	Morgan Stanley ABS Capital I, 5.133% due 4/25/35 (a)(b)	26,452
397,179	Morgan Stanley Ixis Real Estate Capital Trust, 4.903% due 7/25/36 (a)(b)	395,005
925,659	Morgan Stanley Mortgage Loan Trust, 4.963% due 9/25/36 (a)(b)	923,809
1,060,391	Natixis Real Estate Capital Trust, 5.003% due 7/25/37 (a)(b)	1,044,442
	SACO I Trust:
587,117	5.023% due 4/25/36 (a)(b)	457,638
646,197	5.003% due 6/25/36 (a)(b)	549,694
714,993	Structured Asset Securities Corp., 4.983% due 2/25/36 (a)(b)(d)	394,884

	Total Home Equity	16,721,658

Student Loan — 1.5%
	SLM Student Loan Trust:
751,924	5.074% due 7/25/17 (a)(b)	751,461
974,334	5.094% due 10/25/17 (a)(b)	974,503

	Total Student Loan	1,725,964

	TOTAL ASSET-BACKED SECURITIES (Cost — $19,856,064)	18,947,096

COLLATERALIZED MORTGAGE OBLIGATIONS — 26.5%
	Banc of America Funding Corp.:
843,846	5.789% due 6/20/35 (a)(b)	842,043
694,011	5.791% due 10/25/36 (b)	694,368
1,168,286	Bear Stearns Mortgage Funding Trust, 5.033% due 12/25/46 (a)(b)	1,150,720
1,091,308	Bear Stearns Structured Products Inc., 5.419% due 9/27/37 (a)(b)(d)	1,074,256
	Countrywide Alternative Loan Trust:
791,632	5.228% due 7/20/35 (a)(b)	772,007
1,731,468	5.198% due 7/20/46 (a)(b)	1,702,459
888,579	5.063% due 9/25/46 (a)(b)	871,614
	Federal Home Loan Mortgage Corp. (FHLMC):
121,832	4.500% due 4/15/32 (b)	109,860
281,268	PAC, IO, 5.500% due 1/15/23 (e)	3,514
1,069,990	Greenpoint Mortgage Funding Trust, 4.953% due 2/25/47 (a)(b)	1,058,601

See Notes to Financial Statements.

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Schedule of Investments (October 31, 2007) (continued)

Face
Amount	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 26.5% (continued)
	Harborview Mortgage Loan Trust:
$863,498	5.221% due 10/19/37 (a)(b)	$837,191
1,016,577	5.171% due 3/19/38 (a)(b)	996,079
468,708	5.201% due 11/19/46 (a)(b)	463,970
711,041	IMPAC Secured Assets Corp., 5.193% due 3/25/36 (a)(b)	696,550
1,460,000	JPMorgan Commercial Mortgage Securities Corp., 5.429% due 12/12/43 (b)	1,440,651
741,924	Luminent Mortgage Trust, 5.063% due 5/25/46 (a)(b)	723,417
	MASTR ARM Trust:
690,586	4.289% due 2/25/34 (a)(b)	687,688
91,973	5.215% due 12/25/34 (a)(b)	92,717
1,029,349	5.733% due 12/25/46 (a)(b)	1,006,724
980,954	5.073% due 5/25/47 (a)(b)	953,407
	Morgan Stanley Mortgage Loan Trust:
464,518	5.351% due 10/25/34 (a)(b)	469,395
962,884	5.196% due 7/25/35 (a)(b)	977,325
511,758	5.023% due 3/25/36 (a)(b)	479,638
489,632	4.943% due 6/25/36 (a)(b)	488,145
698,331	Novastar Mortgage-Backed Notes, 5.063% due 9/25/46 (a)(b)	678,823
912,027	Provident Funding Mortgage Loan Trust, 4.136% due 5/25/35 (a)(b)	904,165
1,131,259	Residential Accredit Loans Inc., 5.033% due 1/25/37 (a)(b)	1,100,500
	Structured Asset Mortgage Investments Inc.:
826,873	5.053% due 7/25/36 (a)(b)	811,695
976,554	5.083% due 8/25/36 (a)(b)	962,102
	Thornburg Mortgage Securities Trust:
425,318	6.220% due 9/25/37 (a)(b)	423,191
475,944	6.231% due 9/25/37 (a)(b)	479,440
1,154,833	5.123% due 7/25/45 (a)(b)	1,154,036
997,359	4.978% due 5/25/46 (a)(b)	992,010
1,028,143	4.983% due 6/25/46 (a)(b)	1,022,434
1,019,690	Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.773% due 5/25/47 (a)(b)	995,757
	Washington Mutual Inc.:
498,519	5.193% due 8/25/45 (a)(b)	488,462
197,965	5.133% due 11/25/45 (a)(b)	194,924
586,091	5.143% due 12/25/45 (a)(b)	576,099
442,181	5.163% due 12/25/45 (a)(b)	431,447
574,140	Zuni Mortgage Loan Trust, 5.003% due 8/25/36 (a)(b)	570,455

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $30,776,953)	30,377,879

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 1.1%
U.S. Government Agency — 0.9%
1,000,000	Federal National Mortgage Association (FNMA), Notes, 3.498% due 2/17/09 (a)(b)	991,530

See Notes to Financial Statements.

Legg Mason Partners Variable Government Portfolio 2007 Annual Report  11

Schedule of Investments (October 31, 2007) (continued)

Face
Amount	Security	Value

U.S. Government Obligation — 0.2%
$170,000	U.S. Treasury Bonds, 7.125% due 2/15/23 (b)	$213,098

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $1,214,957)	1,204,628

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $161,708,068)	160,649,171

SHORT-TERM INVESTMENTS — 34.5%
U.S. Government Agencies — 34.5%
39,300,000	Federal Home Loan Bank (FHLB), Discount Notes, 4.400% due 11/1/07 (b)(f)	39,300,000
200,000	Federal National Mortgage Association (FNMA), Discount Notes, 5.203% due 3/17/08 (b)(f)(g)	196,800

	TOTAL SHORT-TERM INVESTMENTS (Cost — $39,496,187)	39,496,800

	TOTAL INVESTMENTS — 174.9% (Cost — $201,204,255#)	200,145,971
	Liabilities in Excess of Other Assets — (74.9)%	(85,696,385)

	TOTAL NET ASSETS — 100.0%	$114,449,586

(a)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2007.

(b)	All or a portion of this security is segregated for open futures contracts and/or securities traded on a to-be-announced (“TBA”) basis.

(c)	This security is traded on a TBA basis (See Note 1).

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	Illiquid security.

(f)	Rate shown represents yield-to-maturity.

(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is $201,208,182.

 Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
IO	— Interest Only
MASTR	— Mortgage Asset Securitization Transactions Inc.
PAC	— Planned Amortization Class

See Notes to Financial Statements.

12  Legg Mason Partners Variable Government Portfolio 2007 Annual Report

Statement of Assets and Liabilities (October 31, 2007)

ASSETS:
Investments, at value (Cost — $201,204,255)	$200,145,971
Cash	115,532
Receivable for securities sold	12,828,364
Interest receivable	212,937
Receivable from broker — variation margin on open futures contracts	6,025
Principal paydown receivable	5,977
Prepaid expenses	4,244

Total Assets	213,319,050

LIABILITIES:
Payable for securities purchased	98,645,414
Payable for Fund shares repurchased	133,344
Investment management fee payable	53,654
Trustees’ fees payable	1,698
Accrued expenses	35,354

Total Liabilities	98,869,464

Total Net Assets	$114,449,586

NET ASSETS:
Par value (Note 4)	$102
Paid-in capital in excess of par value	117,698,979
Undistributed net investment income	4,486,571
Accumulated net realized loss on investments, futures contracts and options written	(6,785,250)
Net unrealized depreciation on investments and futures contracts	(950,816)

Total Net Assets	$114,449,586

Shares Outstanding	10,171,613

Net Asset Value	$11.25

See Notes to Financial Statements.

Legg Mason Partners Variable Government Portfolio 2007 Annual Report  13

Statement of Operations (For the year ended October 31, 2007)

INVESTMENT INCOME:
Interest	$6,512,824

EXPENSES:
Investment management fee (Note 2)	664,250
Legal fees	57,038
Shareholder reports	23,526
Audit and tax	20,431
Restructuring and reorganization fees (Note 9)	10,307
Trustees’ fees (Note 9)	6,447
Custody fees	5,630
Insurance	1,489
Transfer agent fees	188
Registration fees	24
Miscellaneous expenses	2,553

Total Expenses	791,883
Less: Fee waivers and/or expense reimbursements (Notes 2 and 9)	(3,173)

Net Expenses	788,710

Net Investment Income	5,724,114

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND OPTIONS WRITTEN (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(445,566)
Futures contracts	(535,384)
Options written	33,942

Net Realized Loss	(947,008)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(845,073)
Futures contracts	78,094

Change in Net Unrealized Appreciation/Depreciation	(766,979)

Net Loss on Investments, Futures Contracts and Options Written	(1,713,987)

Increase in Net Assets From Operations	$4,010,127

See Notes to Financial Statements.

14  Legg Mason Partners Variable Government Portfolio 2007 Annual Report

Statements of Changes in Net Assets (For the years ended October 31,)

	2007	2006

OPERATIONS:
Net investment income	$5,724,114	$5,368,694
Net realized loss	(947,008)	(1,859,663)
Change in net unrealized appreciation/depreciation	(766,979)	2,126,606

Increase in Net Assets From Operations	4,010,127	5,635,637

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(5,000,005)	(6,000,004)

Decrease in Net Assets From Distributions to Shareholders	(5,000,005)	(6,000,004)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	6,536,189	7,392,439
Reinvestment of distributions	5,000,005	6,000,004
Cost of shares repurchased	(20,819,351)	(19,318,850)

Decrease in Net Assets From Fund Share Transactions	(9,283,157)	(5,926,407)

Decrease in Net Assets	(10,273,035)	(6,290,774)
NET ASSETS:
Beginning of year	124,722,621	131,013,395

End of year*	$114,449,586	$124,722,621

* Includes undistributed net investment income of:	$4,486,571	$3,738,936

See Notes to Financial Statements.

Legg Mason Partners Variable Government Portfolio 2007 Annual Report  15

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended October 31:

	2007		2006	2005	2004	2003

Net Asset Value, Beginning of Year	$11.34		$11.35	$11.75	$11.68	$11.74

Income (Loss) From Operations:
Net investment income	0.56		0.49	0.45	0.41	0.33
Net realized and unrealized gain (loss)	(0.19)		0.02	(0.40)	0.03	(0.23)

Total Income From Operations	0.37		0.51	0.05	0.44	0.10

Less Distributions From:
Net investment income	(0.46)		(0.52)	(0.45)	(0.37)	(0.16)

Total Distributions	(0.46)		(0.52)	(0.45)	(0.37)	(0.16)

Net Asset Value, End of Year	$11.25		$11.34	$11.35	$11.75	$11.68

Total Return(1)	3.37%		4.66%	0.41%	3.90%	0.87%

Net Assets, End of Year (000s)	$114,450		$124,723	$131,013	$126,963	$127,378

Ratios to Average Net Assets:
Gross expenses	0.66	%(2)	0.69%	0.65%	0.70%	0.68%
Net expenses(3)	0.65	(2)(4)	0.69 (4)	0.65	0.70 (4)	0.68
Net investment income	4.74		4.21	3.68	3.44	2.91

Portfolio Turnover Rate(5)	569%		136%	96%	53%	83%

(1)	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

(2)	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.65% and 0.64%, respectively, (Note 9).

(3)	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the Fund will not exceed 0.80%.

(4)	Reflects fee waivers and/or expense reimbursements.

(5)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 842%, 557%, 614%, 667%, and 429% for the years ended October 31, 2007, 2006, 2005, 2004, and 2003, respectively.

See Notes to Financial Statements.

16  Legg Mason Partners Variable Government Portfolio 2007 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies
Legg Mason Partners Variable Government Portfolio (the “Fund”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. Prior to April 30, 2007, the Fund was a separate diversified investment fund of the Legg Mason Partners Investment Series, a Massachusetts business trust, registered under the 1940 Act.
Shares of the Fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies or through eligible pension or other qualified plans.
The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.
(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.
(b) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.
The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering

Legg Mason Partners Variable Government Portfolio 2007 Annual Report  17

Notes to Financial Statements (continued)

into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
(c) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.
(d) Mortgage Dollar Rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the specified future date. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.
The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date.
The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.
(e) Stripped Securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.
The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have

18  Legg Mason Partners Variable Government Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.
(f) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.
The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
(g) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.
(h) Distributions to Shareholders. Distribution from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
(i) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.
(j) Credit and Market Risk. Investments in structured securities collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When

Legg Mason Partners Variable Government Portfolio 2007 Annual Report  19

Notes to Financial Statements (continued)

market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values.
(k) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net	Accumulated Net
	Investment Income	Realized Loss	Paid-in Capital

(a)	$10,307	—	$(10,307)
(b)	13,219	$(13,219)	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to differences between book and tax amortization of premium on fixed-income securities and income from mortgage-backed securities treated as capital gains for tax purposes.

2.	Investment Management Agreement and Other Transactions with Affiliates
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).
Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate

First $2 billion	0.550%
Next $2 billion	0.500
Next $2 billion	0.450
Next $2 billion	0.400
Over $8 billion	0.350

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.
During the year ended October 31, 2007, LMPFA reimbursed the Fund for expenses amounting to $3,173.
During the year ended October 31, 2007, the Fund had a voluntary expense limitation in place of 0.80% on Class I shares.

20  Legg Mason Partners Variable Government Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

Legg Mason Investor Services, LLC (“LMIS”), a wholly owned broker-dealer subsidiary of Legg Mason, will serve as the Fund’s sole and exclusive distributor effective December 1, 2007. During the reporting period, Citigroup Global Markets Inc. (“CGM”) and LMIS served as co-distributors of the Fund.
On July 10, 2006, a retirement plan applicable to the Fund was amended by the Board then overseeing the Fund (the “Previous Board”) to provide for the payment of certain benefits (in lieu of any other retirement payments under any previous plans) to Trustees who had not elected to retire as of April 2007. Trustees electing to receive benefits under the amended plan waived all rights to receive payments to which they were previously entitled under the plan. All of the Trustees comprising the Previous Board (and who had not elected to retire as of April 2007) elected to receive benefits under the amended plan. Each fund overseen by the Previous Board (including the Fund) paid its pro rata share (based upon asset size) of such benefits to the Trustees comprising the Previous Board. Legg Mason or its affiliates agreed to reimburse the funds an amount equal to 50% of these benefits. The Fund’s allocable share of benefits under this amendment was $509. Generally, benefits under the retirement plan are paid in quarterly installments unless the Trustee elected to receive them in lump sum at net present value. Two former Trustees are currently receiving payments under the retirement plan.
Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments
During the year ended October 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

		U.S. Government &
	Investments	Agency Obligations

Purchases	$36,489,924	$921,567,438

Sales	19,055,507	940,764,170

At October 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$585,874
Gross unrealized depreciation	(1,648,085)

Net unrealized depreciation	$(1,062,211)

Legg Mason Partners Variable Government Portfolio 2007 Annual Report  21

Notes to Financial Statements (continued)

At October 31, 2007, the Fund had the following open futures contracts:

	Number of	Expiration	Basis	Market	Unrealized
	Contracts	Date	Value	Value	Gain (Loss)

Contracts to Buy:
Euro	194	3/08	$46,332,470	$46,319,925	$(12,545)
U.S. Treasury 2 Year Note	148	12/07	30,490,115	30,652,187	162,072
U.S. Treasury 5 Year Note	6	12/07	638,186	644,062	5,876
U.S. Treasury Bond	18	12/07	1,996,395	2,026,688	30,293

					185,696

Contracts to Sell:
U.S. Treasury 10 Year Note	230	12/07	25,225,366	25,303,594	(78,228)

Net Unrealized Gain on Open Futures Contracts					$107,468

Written option transactions entered into during the year ended October 31, 2007 were as follows:

	Number of
	Contracts	Premiums

Options written, outstanding October 31, 2006	—	—
Options written	148	$55,494
Options closed	(148)	(55,494)
Options expired	—	—

Options written, outstanding October 31, 2007	—	—

For the year ended October 31, 2007, the Fund recorded interest income of $99,579 related to mortgage dollar rolls.
At October 31, 2007, the Fund held TBA securities with a total cost of $85,839,852.

4.	Shares of Beneficial Interest
At October 31, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share.
Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	October 31, 2007	October 31, 2006

Shares sold	590,371	665,655
Shares issued on reinvestment	455,374	545,951
Shares repurchased	(1,873,920)	(1,752,212)

Net Decrease	(828,175)	(540,606)

22  Legg Mason Partners Variable Government Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

5.	Income Tax Information and Distributions to Shareholders
The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2007	2006

Distributions paid from:
Ordinary Income	$5,000,005	$6,000,004

As of October 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$4,472,853

Capital loss carryforward*	$(6,673,855)
Other book/tax temporary differences(a)	(93,750)
Unrealized appreciation/(depreciation)(b)	(954,743)

Total accumulated earnings/(losses) — net	$(3,249,495)

*	As of October 31, 2007, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
10/31/2010	$(49,007)
10/31/2011	(2,378,580)
10/31/2012	(877,195)
10/31/2013	(266,355)
10/31/2014	(2,168,818)
10/31/2015	(933,900)

$(6,673,855)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts and book/tax differences in the treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

6.	Regulatory Matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management, LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and CGM, a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).
The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors

Legg Mason Partners Variable Government Portfolio 2007 Annual Report  23

Notes to Financial Statements (continued)

Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.
SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.
The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.
Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Affected Funds.

24  Legg Mason Partners Variable Government Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

7.	Legal Matters
Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management, Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.
On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.
On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Legg Mason Partners Variable Government Portfolio 2007 Annual Report  25

Notes to Financial Statements (continued)

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. The plaintiffs have the right to appeal the order within 30 days after entry of judgment.
Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 6. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.
On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.
On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint. The plaintiffs have filed a notice of appeal.

8.	Other Matters
As previously disclosed, on September 16, 2005 the staff of the SEC informed SBFM and SBAM, that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

* * *

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

26  Legg Mason Partners Variable Government Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.
In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

9.	Special Shareholder Meeting and Reorganization
Shareholders of the Fund approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason paid for a portion of the costs related to these initiatives.
The portions of the costs borne by the Fund were recognized in the period during which the expense was incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies.

Legg Mason Partners Variable Government Portfolio 2007 Annual Report  27

Notes to Financial Statements (continued)

The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary and, therefore, not subject to expense limitation agreements, if applicable.

10.	Recent Accounting Pronouncement
During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund was November 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At the time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

11.	Shareholder Notice
Effective May 17, 2007, the Fund is managed by a team of portfolio managers, sector specialists and other investment professionals led by S. Kenneth Leech, Stephen A. Walsh, Michael C. Buchanan, Mark S. Lindbloom and Ronald D. Mass.
Mr. Leech is a portfolio manager with Western Asset and has been employed as portfolio manager for Western Asset for at least the past five years. Mr. Walsh is a portfolio manager with Western Asset and has been employed as portfolio manager for Western Asset for at least the past five years. Mr. Buchanan is a portfolio manager with Western Asset and joined Western Asset in 2005. Prior to this, Mr. Buchanan was a Managing Director with Credit Suisse Asset Management, beginning in 2003. Mr. Buchanan also was Executive Vice President, Portfolio Manager with Janus Capital

28  Legg Mason Partners Variable Government Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

Management in 2003. Prior to that time, Mr. Buchanan was Managing Director, Portfolio Manager, Head of High Yield Trading with BlackRock Financial Management since 1998.
Mr. Lindbloom is a portfolio manager associated with Western Asset. Mr. Lindbloom joined Western Asset in 2005. Prior to this, Mr. Lindbloom was a portfolio manager of Citigroup Asset Management and had been associated with its predecessor companies since 1986. Mr. Mass is a portfolio manager/research analyst associated with Western Asset and has been employed as portfolio manager/research analyst for Western Asset for at least the past five years.

12.	Subsequent Event
Effective December 1, 2007, LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

Legg Mason Partners Variable Government Portfolio 2007 Annual Report  29

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Legg Mason Partners Variable Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Variable Government Portfolio, a series of Legg Mason Partners Variable Income Trust (formerly a series of Legg Mason Partners Investment Series) as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Variable Government Portfolio as of October 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 17, 2007

30  Legg Mason Partners Variable Government Portfolio 2007 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers
The business and affairs of the Legg Mason Partners Variable Government Portfolio (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018 Birth Year: 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005); Formerly, Chief Executive Officer, Landmark City (real estate development) (from 2001 to 2004); Formerly, Executive Vice President, DigiGym Systems (personal fitness systems) (from 2001 to 2004); Formerly, Chief Executive Officer, Motorcity USA (Motorsport Racing) (from 2004 to 2005)	68	Board Member,
American Identity
Corp. (doing
business as
Morpheus Technologies),
(biometric information
management) (since
2001); Director,
Lapoint Industries
(industrial filter
company) (since
2002); Director,
Alzheimer’s Association
(New England Chapter)
(since 1998)

A. Benton Cocanougher c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); Formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); Formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)	68	None

Jane F. Dasher c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	68	None

Legg Mason Partners Variable Government Portfolio  31

Additional Information (unaudited) (continued)

				Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

Mark T. Finn c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)	68	None

Rainer Greeven c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	68	None

Stephen R. Gross c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); Formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003);	68	Director, Andersen Calhoun (assisted living) (since 1987); Formerly, Director ebank Financial Services, Inc. (from 1997 to 2004)

Richard E. Hanson, Jr. c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1941	Trustee	Since 1985	Retired; Formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (from 1996 to 2000)	68	None

Diana R. Harrington c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	68	None

Susan M. Heilbron c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1945	Trustee	Since 1994	Independent Consultant (since 2001)	68	None

32  Legg Mason Partners Variable Government Portfolio

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

Susan B. Kerley c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	68	Chairperson and independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex) (since 1991)

Alan G. Merten c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1941	Trustee	Since 1990	President, George Mason University (since 1996)	68	Director of Cardinal Financial Corp. (since 2006); Trustee, First Potomac Realty Trust (since 2005); Formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); Formerly Director, Digital Net Holdings, Inc. (from 2003 to 2004);
Formerly, Director,
Comshare, Inc.
(information technology)
(from 1985 to 2003)

R. Richardson Pettit c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)	68	None

Legg Mason Partners Variable Government Portfolio  33

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

Interested Trustee:
R. Jay Gerken, CFA(3) Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; Chairman of the Board and Trustee of 154 Funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason or its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (from 2002 to 2005); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (from 2002 to 2005)	137	Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)

Officers:
Frances M. Guggino Legg Mason 125 Broad Street New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with Legg Mason or its predecessors (from 1999 to 2004)	N/A	N/A

34  Legg Mason Partners Variable Government Portfolio

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

Ted P. Becker Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005)	N/A	N/A

John Chiota Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1968	Chief Anti- Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

Thomas C. Mandia Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason	N/A	N/A

Legg Mason Partners Variable Government Portfolio  35

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

David Castano Legg Mason 125 Broad Street New York, NY 10004 Birth Year: 1971	Controller	Since 2007	Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at Citigroup Asset Management (prior to 2003)	N/A	N/A

Matthew Plastina Legg Mason 125 Broad Street New York, NY 10004 Birth Year: 1970	Controller	Since 2007	Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2002 to 2007)	N/A	N/A

(1)	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the Trustee became a Board Member for a fund in the Legg Mason Partners fund complex.

(3)	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

36  Legg Mason Partners Variable Government Portfolio

Legg Mason Partners
Variable Government Portfolio

TRUSTEES
Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
R. Jay Gerken, CFA
  Chairman
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

INVESTMENT MANAGER
Legg Mason Partners Fund
  Advisor, LLC

SUBADVISER
Western Asset Management
  Company

DISTRIBUTOR
Legg Mason Investors Services, LLC

CUSTODIAN
State Street Bank and Trust
  Company

TRANSFER AGENT
PFPC Inc.
4400 Computer Drive
Westborough, Massachusetts 01581

INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, New York 10154

This report is submitted for the general information of the shareholders of the Legg Mason Partners Variable Government Portfolio, but it may also be used on sales literature when preceded or accompanied by the current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2007 Legg Mason
Investor Services, LLC
Member FINRA, SIPC

FDXX010546 12/07SR07-468

Legg Mason Partners
Variable Government Portfolio
The Fund is a separate investment series of the Legg Mason Partners Variable Income Trust, a Maryland business trust.
LEGG MASON PARTNERS VARIABLE GOVERNMENT PORTFOLIO
Legg Mason Partners Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.
Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.
ITEM 4. Principal Accountant Fees and Services
a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2006 and October 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $83,000 in 2006 and $90,500 in 2007.
b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2006 and $16,000 in 2007. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Variable Income Trust.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,000 in 2006 and $19,900 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.
d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.
(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.
(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered Variable Income company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.
The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, Variable Income adviser or Variable Income banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.
(2) For the Legg Mason Partners Variable Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.
(f) N/A
(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Income Trust and LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Income Trust during the reporting period were $0 in 2007.
(h) Yes. Legg Mason Partners Variable Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
a) The entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:
Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer N. K. Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit
b) Not applicable.
ITEM 6. SCHEDULE OF VARIABLE INCOMES.
Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT VARIABLE INCOME COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT VARIABLE INCOME COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT VARIABLE INCOME COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Variable Income Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Variable Income Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.
Legg Mason Partners Variable Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Variable Income Trust
Date: December 28, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Variable Income Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken (R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Variable Income Trust
Date: December 28, 2007

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of Legg Mason Partners Variable Income Trust
Date: December 28, 2007